NUVEEN FLOATING RATE INCOME FUND

SUPPLEMENT DATED APRIL 29, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2022

1.	The section of the Statement of Additional Information entitled “Investment Policies and Techniques – Lending of Portfolio Securities” is hereby deleted and replaced with the following:

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however each Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. Each Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. Each Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, a Fund will receive cash collateral equal to not less than 100% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by a Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. However, each Fund currently recalls all loaned securities from the borrower so that it may receive dividends paid on the securities, if any.

2.	The first paragraph of the section of the Statement of Additional Information entitled “Service Providers – Securities Lending Agent” is hereby deleted and replaced with the following:

Securities Lending Agent

State Street Bank and Trust Company serves as the securities lending agent to each Fund. Pursuant to a Securities Lending Authorization Agreement and in accordance with procedures established by the Board of Trustees, State Street Bank and Trust Company effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to a Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom. For the services provided, a securities lending agent will receive fees and/or compensation from a Fund, which may include a portion of the income generated from securities lending activities.

State Street Bank and Trust Company began serving as lending agent to Nuveen High Yield Income Fund in August 2020 and to Nuveen Floating Rate Income Fund in April 2022.

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STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FRISAI-0422P